Exhibit 10.13

FIRST AMENDMENT TO RIGHT OF FIRST OFFER AGREEMENT

This FIRST AMENDMENT TO RIGHT OF FIRST OFFER AGREEMENT (the “Amendment”) is dated and effective as of July 27, 2017 (the “Amendment Date”), by and between NOCIMED, INC. a Delaware corporation with its principal place of business at 370 Convention Way, Redwood City, CA 94063 (the “Company”), and NUVASIVE, INC., a Delaware corporation with its principal place of business at 7475 Lusk Boulevard, San Diego, CA 92121 (“NuVasive”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Right of First Offer Agreement (as defined below).

WHEREAS, the parties previously entered into that certain Right of First Offer Agreement, dated February 18, 2015 (the “ROFO Agreement”); and

WHEREAS, the parties now desire to amend the ROFO Agreement in certain respects on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereby agree as follows:

1.      AMENDMENT. Section 1.4 of the ROFO Agreement is hereby amended and restated in its entirety as follows:

“Restrictive Period” shall mean the period commencing on the Effective Date and ending on the date that is 42 months after the first regulatory clearance issued by the United States Food and Drug Administration of a product or service of the Company.”

2. GENERAL.

(a)     This Amendment shall be effective for all purposes as of the Amendment Date. Except as expressly modified herein, the ROFO Agreement shall continue in full force and effect in accordance with its original terms.

(b)     The ROFO Agreement, including as herein amended by and integrated with this Amendment, comprises the sole and exclusive agreement and consent of the parties, and the terms of which shall prevail over and amend or modify any otherwise conflicting term of any other prior or contemporaneous agreement or rights of the parties, regarding a Sale Event of the Company.

(c)      This Amendment may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document. Electronic signatures shall be effective as original signatures.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Date.

NOCIMED, INC.	NuVASIVE, INC.

By: /s/ James C. Peacock III	By:
Name: James C. Peacock III	Name: Greg Lucier
Title: Chief Executive Officer	Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Date.

NOCIMED, INC.	NuVASIVE, INC.

By:	By: /s/ Greg Lucier
Name: James C. Peacock III	Name: Greg Lucier
Title: Chief Executive Officer	Title: Chief Executive Officer